Exhibit 99.3

INVESTOR PRESENTATION June 2021

DISCLAIMER

This document includes statements that are, or may be deemed to be, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as "may," "will," "would," "anticipate," "believe," "estimate," "expect," "intend," "plan," "projects," "forecasts," "seeks," "outlook," "target," goals," "probably," or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

- failure to realize the benefits expected from the business combination;
- the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
- the impact of the ongoing COVID-19 pandemic on our business, operating results and financial condition;
- fluctuations in our future operating results;
- our ability to successfully identify and consummate acquisition opportunities;
- the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;
- our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
- our ability to market existing products and develop new products;
- a failure of our information technology infrastructure or any significant breach of security;
- the effects of pending and future legislation;
- future regulatory, judicial and legislative changes in our industry;
- the impact of natural disasters, public health crises, political crises, or other catastrophic events;
- our ability to attract and retain key employees and qualified technical and sales personnel;
- fluctuations in foreign currency exchange rates;
- our ability to protect or obtain intellectual property rights;
- our ability to raise additional capital;
- the impact of our indebtedness on our financial position and operating flexibility; and
- our ability to successfully defend ourselves in legal proceedings.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in Churchill Capital Corp. II's Annual Report on Form 10-K/A for the year ended December 31, 2020 in Part I, Item 1A and in the registration statement on Form S-4 filed by Churchill Capital Corp. II and declared effective by the Securities and Exchange Commission (the "SEC") on May 27, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

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Introduction Strategy Finance Q&A INTRODUCTION 3

Introduction Strategy Finance Q&A 4  Leading technology platform and content creator  Delivering digital learning and talent solutions  Global base of blue - chip enterprise customers WHAT IS ?

5 Strategy Finance Q&A Introduction 70% PENETRATION OF FORTUNE 1000 45M LEARNERS 180K UNIQUE CONTENT ASSETS $691M ADJUSTED GROSS REVENUE (2) 24% ADJUSTED EBITDA MARGIN (2) 5 SKILLSOFT AT A GLANCE (1) (1) All amounts shown are based on Company internal data and relate to FYE 1/31/21. (2) Adjusted Gross Revenue and Adjusted EBITDA relate to FYE 1/31/21 and are non - GAAP financial measures. See Appendix for reconciliation to GAAP.

Introduction Strategy Finance Q&A 6 THE NEW SKILLSOFT 01 An attractive market opportunity without a clear leader 02 Building a global leader from a strong foundation 03 A strong platform for further M&A 04 An attractive business model and investment opportunity

Introduction Strategy Finance Q&A

A STRONG FOUNDATION TO BUILD FROM

POWERFUL 'AT SCALE' FOUNDATION

- Industry leading content library
- Strong technology platform (Percipio)
- Large enterprise customer base
- Recurring revenue stream

WHAT NEEDED TO BE FIXED

- Overleveraged balance sheet
- Leadership gaps
- Loss of share in Technology & Development
- Under-investment in customer acquisition

SIGNIFICANT PROGRESS AND IMPROVEMENTS

- Strengthening capital structure:
  - Balance sheet restructure reduced debt by $1.5B
  - Debt refinancing expected to reduce interest expense further
- Brought in new committed and long-term investors led by $500M Prosus investment
- New CEO building world-class management team
- Strengthened Technology & Development offering with Global Knowledge acquisition
- CY2020A results exceeded estimates at announcement for annual recurring revenue, order intake (bookings) and adjusted revenue. Tracking to CY2021 estimates.

skillsoft

7

Introduction Strategy Finance Q&A

JEFF TARR
TO LEAD THE NEW SKILLSOFT



- Former CEO of DigitalGlobe and Hoover's
- Former President & COO of IHS

EXECUTION EXPERIENCE

IHS DigitalGlobe D&B HOOVERS

Meaningfully Grew DigitalGlobe's Business
(Digital Globe's revenue over tenure; $ in M)


CAGR 18%
$340
$900
2011A
2017A

BOARD EXPERIENCE

CEB ECHOSTAR DSST PUBLIC SCHOOLS

History of Creating Value for Shareholders
(IHS's revenue over tenure; $ in M)


CAGR 18%
$476
$1075
2005A
2010A

Source: DigitalGlobe, Maxar Technologies and IHS filings, public information and FactSet skillsoft
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Introduction Strategy Finance Q&A 9 WORLD CLASS LEADERSHIP TEAM Chief Content Officer Mark Onisk Chief Marketing Officer Michelle Boockoff - Bajdek Chief Legal Officer Sarah Hilty Chief Accounting Officer / Interim Chief Financial Officer Ryan Murray Chief Strategy and Corporate Development Officer / SumTotal President Rich Walker Chief Technology Officer Apratim Purakayastha Chief Revenue Officer Eric Stine

Introduction | Strategy | Finance | Q&A

SUPPORTED BY PROSUS STRATEGIC INVESTMENT

prosus

COMPANY OVERVIEW

A global consumer internet group and one of the largest technology investors in the world. • Early investor in global tech leaders, including Tencent and Delivery Hero	**Building leading companies in high growth sectors.** • EdTech • Food delivery • Online classifieds • Payments & fintech	**Listed on Euronext Amsterdam (AEX:PRX).** • Europe's largest consumer internet company • Included in the EuroStoxx-50 index
Top 10 GLOBAL CONSUMER INTERNET GROUP	1.5B+ USERS GLOBALLY	$165B+ MARKET CAPITALIZATION

INVESTMENT PHILOSOPHY

FOCUSED	ACTIVE	LONG-TERM FOCUS
Thematic, sector-based investing based on deep industry insights	More than funding. Strong, hands-on support based on technology expertise	Partnering with entrepreneurs over the long term to build sustainable businesses (sometimes for decades)

LEADING EDTECH INVESTOR

stackoverflow, Udemy, codecademy, BYJU'S The Learning App, goodhabitz, BRAINLY, ERUDITUS Executive Education, SOLOLEARN skillsoft

Source: Prosus Group, FactSet. Market data as of 6/18/21.

10

Introduction Strategy Finance Q&A 11 PROSUS A LONG TERM STRATEGIC PARTNER $500M INVESTMENT 11 Governance Strategic x Leading EdTech and growth investor x Strategic Support Agreement in place x Conviction in Skillsoft’s business plan and management Financial x Largest single EdTech PIPE investment and one of Prosus’s largest investments to date x Liquidity to de - risk balance sheet and provide flexibility for transformation and growth x Validation of Skillsoft’s significant equity value x Long - term, active participation with 2 board members including Chairman x 38% of Skillsoft equity held by high quality, long - term investor x A ligned on value creation strategy based on sustainable growth, prudent leverage and robust liquidity Active Focused Long - Term Investment Disciplined Responsible

Introduction Strategy Finance Q&A STRATEGY 12

Introduction | Strategy | Finance | Q&A

AN ATTRACTIVE MARKET OPPORTUNITY

LARGE MARKET

TOTAL ADDRESSABLE MARKET

GLOBAL PROFESSIONAL ELEARNING[1]

$28B

U.S. PROFESSIONAL LEARNING[2]

$130B

GLOBAL PROFESSIONAL LEARNING[2]

$300B

GROWING MARKET

Global Professional eLearning TAM[3] forecasted to grow 10% p.a., with market spend growing 13-14% p.a.



+10% p.a.
$28B
$45B
White space
$9B
$16B
Market Spend⁴
13-14% p.a.
2020
2025

STRONG SECULAR GROWTH DRIVERS

- Growing skills gap globally
- Corporate / C-Suite focus on workforce development / upskilling
- Shift from insourced to outsourced training
- Shift from classroom to digital training
- Acceleration by COVID-19 and work-from-home

Notes:
1 Global professional eLearning includes company purchased, self-paced online learning across Skillsoft's core segment and other segments.
2 Professional learning includes eLearning as well as internal and third party courses and content (both online and in person), excluding tuition reimbursement and related spend.
3 TAM: Total Addressable Market, including company spend and incremental whitespace from adoption of eLearning, new use cases, and shift from in person to online.
4 Market Spend: Estimated spend on outsourced professional eLearning by organizations.
Source: Third party consultant market research report. Tyton Partners, Grand View Research.

skillsoft

13

Introduction Strategy Finance Q&A 14 FRAGMENTED MARKET SPACE WITHOUT A CLEAR LEADER SKILLSOFT IS THE LARGEST PLAYER FOCUSED PRIMARILY ON THE ENTERPRISE NO OTHER CORPORATE DIGITAL LEARNING BUSINESS WITH >$500M OF REVENUE  New $500M REVENUE

Introduction Strategy Finance Q&A A NEW AND INSPIRING DIRECTION THAT BUILDS ON OUR STRENGTHS 15 WHERE WE PLAY We upskill the global workforce across three core segments… (Leadership & Business Skills, Compliance and Technology & Development) …by providing engaging digital learning & development solutions… …to enterprise clients globally OUR AMBITION ‘To create a future - fit workforce skilled and ready for the jobs of tomorrow’ HOW WE WIN CONTENT Packages of ‘best of breed’ content to enable compelling learning journeys PLATFORM An advanced technology driven platform that delivers seamless and engaging learner experiences GO - TO - MARKET A world - class enterprise sales capability 01 02 03

Introduction Strategy Finance Q&A 16 WHERE WE PLAY: UPSKILLING THE GLOBAL WORKFORCE ACROSS THREE CUSTOMER SEGMENTS LEADERSHIP & BUSINESS SKILLS TECHNOLOGY & DEVELOPMENT COMPLIANCE # 1 G L OBAL LEADER CUSTOMER VALUE PROPOSITION Enable leaders and organizations to thrive in a digital world Stay ahead of rapid technology changes Foster a sustainable, safe, respectful, inclusive environment compliant with evolving regulations ROLE IN SKILLSOFT’S PORTFOLIO Strategic hook into enterprise agenda Major customer and growth opportunity Supports customer retention SKILLSOFT POSITION # 1 # 2 # 2 COMPETITIVE LANDSCAPE Note: Skillsoft market position for self - paced professional eLearning based on estimates of competitor revenue and segment revenue all ocations.

Introduction Strategy Finance Q&A 17 HOW WE WIN: CONTENT BREADTH OF OUR OFFERING WILL DRIVE GROWTH • Unique opportunity to create global leader • The breadth of our offering is the #1 reason we win with customers • Supports learners with a unified platform, consistent pedagogy and more complete learning journeys • Creates opportunities for cross - and upsell • Drives higher retention 21 PERCENTAGE POINT HIGHER DOLLAR RETENTION RATE 1 AMONG CUSTOMERS PURCHASING 3 PRODUCTS VS. 1 LEADERSHIP & BUSINESS SKILLS TECHNOLOGY & DEVELOPMENT COMPLIANCE Note: 1 Covers Q4FY2017 through Q1FY2022.

Introduction Strategy Finance Q&A 18 Note: 1 Covers Q4FY2017 through Q1FY2022. HOW WE WIN: CONTENT OUR CONTENT CREATES UNIQUE CROSS - SELL OPPORTUNITIES CROSS - SELL: Growing share of customers buying 2 - 3 products RETENTION: 21 percentage point higher dollar retention rate among customers purchasing 3 products 1 Dollar Retention Rate Annual Recurring Revenue Distribution by Number of Products Purchased 3 Products 2 Products 1 Product 0% 25% 50% 75% 100% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 % of Total Annual Recurring Revenue Fiscal Quarter 1 Product 2 Products 3 Products 91% 100% 79% Cross - sell opportunities 79%

Introduction Strategy Finance Q&A 19 HOW WE WIN: CONTENT OUR CONTENT ENABLES COMPELLING LEARNING JOURNEYS . . .WITH ORIGINAL AND CURRENT CONTENT A PROVEN LEARNING MODEL. . . . . .THAT DELIVERS REAL - WORLD RESULTS 90 % Of consumption based on proprietary Skillsoft content Skillsoft has conducted neuroscience research with MIT to ensure the efficacy of our content Source: Skillsoft 2019 customer benchmark study. Apply what they have learned 35 % Of active courses published in last 18 months 80% A COMPLETE LEARNING SOLUTION. . . 180K+ Content assets in the library, reflecting significant capital investment $ 100M+ Invested in content since 2017

Introduction | Strategy | Finance | Q&A

HOW WE WIN: PLATFORM
PERCIPIO PLATFORM DELIVERS ENGAGING EXPERIENCES


"Soft" opt-in notifications
Stay in the know.
Set a goal
Set a weekly learning goal!
Track your goal
Gentle reminders
12:53
Congratulatory messages
12:53

THE PERCIPIO PLATFORM
- Learner focused
- Skill-based learning paths
- AI-enabled
- Badges, open source content, microlearning, mobile app

WHY CUSTOMERS CHOOSE PERCIPIO
- Easy interface
- Better engagement
- Reliable tracking
- Integration with leading LMSs

2,400
COMPANIES LIVE ON PLATFORM

4x
MORE LEARNING HOURS[1]

9M
BADGES ISSUED

~100%
PERCIPIO COHORT DOLLAR RETENTION RATE

UP TO 29PT
INCREASE IN DOLLAR RETENTION RATE[1]

Note:
1 Compared to legacy platform over 18 months; increase in retention varies by quarter.
Source: Percipio.com, Skillsoft financials.

skillsoft
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Introduction Strategy Finance Q&A ~ 70 % OF FORTUNE 1000 1 ~ 45 M LEARNERS WORLDWIDE 2 160 + COUNTRIES WORLDWIDE 3 ~ 600 COMBINED SALES TEAM ~ 98 % REVENUE FROM BUSINESS CUSTOMERS 4 HOW WE WIN: GO - TO - MARKET AN UNRIVALED ENTERPRISE SALES CAPABILITY 21 Notes: 1 Based on customers who have purchased training from Skillsoft or Global Knowledge in the most recent two year period. 2 Consists of licensed learners. 3 Number countries with learners accessing Skillsoft content. 4 Business customers include the government. Source: Sample of customers of combined company.

Introduction Strategy Finance Q&A A STRONG PLATFORM FOR ACCRETIVE M&A CONTENT Complete full portfolio of learner needs in our prioritized content areas PLATFORM Enhance our capabilities to drive learner engagement GO TO MARKET Extend our reach into new customer segments More than 1,000 tuck - in acquisition targets with less than $100 M in revenue and a few with over $100 M in revenue POSITIONED AS THE BEST ACQUIRER WITH Strong Balance Sheet • Percipio Platform Largest Salesforce in the Industry • Customer Base • Committed I nvestors TARGET ACQUISITION CRITERIA • Contributes toward customer segment leadership • Enhances learner experience and personalization • Can leverage existing customer base or distribution network 22

Introduction Strategy Finance Q&A 23 A UNIQUE OPPORTUNITY FOR SHAREHOLDER VALUE CREATION ATTRACTIVE BUSINESS MODEL • Enterprise subscriptions • High operating leverage • Low capital intensity • Strong free cash flow conversion BUSINESS AT AN INFLECTION POINT • New leadership team with clear strategic direction • Percipio migration complete by YE 2022 • I nvesting in Content, Platform and Go - To - Market • Riding wave of accelerating online migration WELL - PLACED TO DELIVER ON A BOLD VISION FOR THE FUTURE • Well - positioned to claim global category leadership • P latform for organic and acquired growth • Financia l flexibility to e xecute on ambitious M&A a genda STRONG FOUNDATION • Robust core business • Healthy balance sheet

Introduction Strategy Finance Q&A RECAP: WHAT ARE WE BUILDING? WHERE WE PLAY We upskill the global workforce across three core segments… (Leadership & Business Skills, Compliance and Technology & Development) …by providing engaging digital learning & development solutions… …to enterprise clients globally OUR AMBITION ‘To create a future - fit workforce skilled and ready for the jobs of tomorrow’ HOW WE WIN CONTENT Packages of ‘best of breed’ content to enable compelling learning journeys PLATFORM An advanced technology driven platform that delivers seamless and engaging learner experiences GO - TO - MARKET A world - class enterprise sales capability 01 02 03 24

Introduction Strategy Finance Q&A FINANCE 25

Introduction Strategy Finance Q&A NEW SKILLSOFT POSITIONED FOR PROFITABLE GROWTH HIGH LEVEL OF SUBSCRIPTION REVENUE WITH STRONG REVENUE PREDICTABILITY OPERATING LEVERAGE SUPPORTS FUTURE MARGIN EXPANSION HIGH CASH FLOW CONVERSION PROVIDES FINANCIAL FLEXIBILITY AND SUPPORTS REINVESTMENT IN THE BUSINESS ATTRACTIVE CAPITAL STRUCTURE PROVIDES STRATEGIC FLEXIBILITY 26 ATTRACTIVE FINANCIAL PROFILE # 1 # 2 # 3 # 4 # 5

Introduction | Strategy | Finance | Q&A

POSITIONED FOR GROWTH: PERCIPIO MIGRATION SUPPORTS IMPROVED REVENUE RETENTION AND MORE NEW BUSINESS

PERCIPIO VS. LEGACY PLATFORM SKILLPORT PERFORMANCE COMPARISON ($M except percentages)


Annual Recurring Revenue
(Excl. SumTotal)
$327
55%
32%
13%
$317
~ 25%
~ 51%
~ 24%
~75% on Percipio or Dual Deploy-ment
$315-$325
9%
~ 31%
~ 59%
~90% on Percipio or Dual Deploy-ment
$340-$360
100%
CY2019A
CY2020A
CY2021E
CY2022E

	CY2019A	CY2020A	CY2021E	CY2022E
Percipio DRR[1]	94%	100%	96-102%	97-103%
Dual Deployment DRR[1]	111%	101%	96-102%	-
Skillport DRR[1]	84%	75%	69-75%	-
Percipio & DD New Business OI (Bookings)	$10	$15	$22-$30	
Percipio + Dual Deployment ARR	$145	$237	$288	$350

30 customer acquisition sellers in CY2021 drive new logo wins

Percipio | Dual Deployment of Percipio & Skillport | Legacy Platform Skillport

Note: Dual Deployment (DD) reflects customers who are paying for Percipio and Skillport platforms. Percipio reflects customers who are only paying for Percipio products. Legacy platform Skillport reflects customers who are only paying for legacy platform Skillport. Information shown reflects FYE January 31st financials (e.g., FYE 1/31/22 shown for CY2021E).

1 Dollar Retention Rate ("DRR") represents subscription renewals, upgrades, churn, and downgrades in a period divided by the total renewable base for such customers for such period. DRR does not include new business from new customers.

skillsoft 27

Introduction Strategy Finance Q&A 28 POSITIONED FOR GROWTH: GLOBAL KNOWLEDGE HAS STABILIZED WITH IMPROVED PRODUCT MIX • COVID - 19 negatively impacted classroom revenue by ~$115M 3 offset by ~$35M increase from growth in virtual and on - demand offerings • Shift from classroom to virtual driving margin improvement • Order I ntake (Bookings) now growing with improved revenue mix GLOBAL KNOWLEDGE SEQUENTIAL ORDER INTAKE PROGRESSION 1 ($M) Global Knowledge Quarterly Order Intake (Bookings) 2,4 On - Demand Classroom Training & Other Virtual $6 $4 $5 $6 $5 $4 $19 $30 $37 $32 $35 $48 $39 $21 $6 $17 $13 $13 Q4 CY2019 Q1 CY2020 Q2 CY2020 Q3 CY2020 Q4 CY2020 Q1 CY2021 $64 $55 $48 $53 $55 $65 Notes: 1 Information shown reflects FYE January 31st financials (e.g., FYE 1/31/21 shown for CY2020). 2 Order Intake (Bookings) represents confirmed orders, subject to cancellation and/or re - booking under the Global Knowledge canc ellation and re - booking policy, for the forward 12 month period. 3 Based on change in total Classroom Training and Other revenue from CY2019A to CY2020A (FYE January 31st financials). Global Kn owledge revenue reflects Gross Revenue. 4 Total Order Intake (Bookings) allocated to modality based on revenue modality mix.

Introduction | Strategy | Finance | Q&A

NEW SKILLSOFT POSITIONED FOR GROWTH

$M	Actuals		Outlook	
	CY 2019A[1]	CY 2020A[1]	CY 2021E[2]	CY 2022E[2]
Order Intake	$777	$669	$660-$690	$710-$760
Adj. Gross Revenue[3]	$808	$691	$645-$675	$675-$725
Adj. EBITDA[4]	$219	$163	$155-$175	$180-$220
Adj. EBITDA Margin	27.1%	23.6%	24-26%	26-30%

Commentary

- Order intake
  - Percipio migration -> retention improvement
  - Sales realignment and over 30 new customer acquisition sellers: driving new business
  - GK growth: COVID rebound and migration to digital
  - Cross-sell driving new revenue and retention
- High single digit order intake growth in 2022 approaching industry growth rate
- 30-35% target long-term Adj. EBITDA margin driven by revenue growth and operating leverage

Note: Product level view of Order Intake / Revenue for Skillsoft Content and SumTotal. Reconciliation of non-GAAP financial measures provided in appendix.
1 CY2019A reflects 1/31/20A financials for Skillsoft and 9/27/19A for Global Knowledge. CY2020A reflects 1/31/21A financials for Skillsoft and 1/1/21A for Global Knowledge.
2 Reflects FYE January 31st financials (e.g., FYE 1/31/22E shown for CY2021E).
3 CY2020A Adjusted Gross Revenue of $691M represents Skillsoft results for FYE 1/31/21, $474M (page 150 of Amended S-4 filed on May 12, 2021) + Global Knowledge results for the twelve months ended 1/1/21 [Net Revenue of $190M (page 203 of Amended S-4 filed on May 12, 2021) plus reseller fees of $27M (pages 208 and 213 of Amended S-4 filed on May 12, 2021)]. CY2020A Combined Net Revenue is $474M + $190M = $664M. CY2019A Combined Net Revenue and Illustrative Combined Net Revenue outlook for CY2021 and CY2022 in Appendix.
4 CY2020A Adjusted EBITDA of $163M represents Skillsoft results for FYE 1/31/21, $145M (page 151 of Amended S-4 filed on May 12, 2021) + Global Knowledge results for the twelve months ended 1/1/21 of $18M (page 200 of Amended S-4 filed on May 12, 2021). $15M of cost synergies expected in the first twelve months after closing. $25M run rate synergies expected by the end of the second twelve months post-close.

skillsoft

25

Introduction Strategy Finance Q&A

HIGH SUBSCRIPTION REVENUE WITH STRONG PREDICTABILITY


SKILLSOFT
~10%
~90%
CY2020A[1]
~8%
~92%
CY2022E[2]
GLOBAL KNOWLEDGE
~95%
~5%
CY2020A[1]
~75%
~25%
CY2022E[2]
COMBINED
~37%
~63%
CY2020A[1]
~32%
~68%
CY2022E[2]
Subscription Revenue
Non-subscription Revenue

- Subscription-based business provides significant visibility and predictability
  - 90%+ subscription revenue base at Skillsoft
  - Recurring contracts with Fortune 1000 customers
- Global Knowledge a mix of transaction-based - long-standing customer relationships with repeat buyers and growing subscription offerings skillsoft

Notes:
1 CY2020A reflects financials for the fiscal year ended 1/31/21 for Skillsoft and the twelve months ended 1/1/21 for Global Knowledge.
2 CY2022E reflects FYE January 31st financials (e.g., FYE 1/31/23E shown for CY2022E).

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Introduction Strategy Finance Q&A 31 HIGH CASH FLOW CONVERSION PROVIDE FINANCIAL FLEXIBILITY AND SUPPORT REINVESTMENT ILLUSTRATIVE CY2022E FREE CASH FLOW BRIDGE ($M; Cash Flow items shown as % of Adj. EBITDA) • High cash conversion of 70%+ supports growth • Low capital expenditure requirements (~3% of revenue) • Refinancing lowers interest expense • Corporate structure allows for favorable low teens cash tax rate • Order Intake growth will drive positive net working capital cash contribution • Due to delayed close, restructuring costs likely to flow into CY2022E $180 - $220 $135 - $165 ~9 - 12% ~9 - 10% ~10 - 14% ~5 - 10% 0 50 100 150 200 250 CY2022E Adj. EBITDA Interest Expense, net Cash Taxes Capital Expenditures Change in Net Working Capital CY2022E Levered Free Cash Flow 1 Note: Reflects FYE January 31st financials (e.g., FYE 1/31/23E shown for CY2022E). Does not include integration, restructuri ng and acquisition related expenditures. CY2021E free cash flow conversion lower than for CY2022E due to restructuring costs and higher interest expense from higher pre - closing debt balances and interest rates. 1 Includes Services and Other Investments related to Percipio migration equal to ~1% of Adj. EBITDA; not expected beyond CY2022E .

Introduction Strategy Finance Q&A ATTRACTIVE CAPITAL STRUCTURE AND PARTNER SUPPORT PROVIDE STRATEGIC FLEXIBILITY Notes: 1 Based on pro forma balance sheets as of March 31, 2021 and debt and cash immediately after consummation of the combination of Sk illsoft and Churchill Capital Corp II and the acquisition of Global Knowledge. 2 Based on $165M, midpoint of CY2021E Adjusted EBITDA outlook range. CHURCHI L L C API T AL CAPITAL STRUCTURE DOES NOT REFLECT REFINANCING CURRENTLY UNDERWAY ($M) TOTAL DEBT 1 $ 584 CASH 1 $ 260 NET DEBT $ 324 DEBT / TRAILING ADJ. EBITDA 2 (GROSS / NET) 3.5X/2.0X COMMITTED INVESTOR BASE 32

Introduction Strategy Finance Q&A 33 FIRST QUARTER HIGHLIGHTS STRONG CORE CONTENT BUSINESS PERFORMANCE See Appendix for additional detail and reconciliation of non - GAAP financial metrics. Order Intake (Bookings) - Core (Skillsoft Content + Global Knowledge) Up 9% ARR (Annual Recurring Revenue) - Core (Skillsoft Content + Global Knowledge) $333M at April 30 vs. $329M at January 31 Percipio Migration on track New Customer Acquisition 30+ targeted new customer acquisition sellers now in place Combined Results: Quarter Ended 4/30/21 (Seasonally smallest quarter for Order Intake) Order Intake (Bookings) $130M Adj. Gross Revenue $166M Adj. EBITDA $38M Reaffirm CY2021E Guidance

Introduction Strategy Finance Q&A 34 THE NEW SKILLSOFT 01 An attractive market opportunity without a clear leader 02 Building a global leader from a strong foundation 03 A strong platform for further M&A 04 An attractive business model and investment opportunity

Introduction Strategy Finance Q&A Q&A 35

APPENDIX 36

CY2021E OUTLOOK COMMENTARY

	COMMENTARY

REVENUE	**Expect ~46-48% of revenue in 1H; ~52-54% in 2H**
	• Skillsoft
	  o Primarily subscription (~90%[1]) earned ratably throughout year
	  o Quarterly progression tied to change in ARR
	• Global Knowledge
	  o Improving revenue as year progresses and COVID impact lessens
	  o Majority of year-over-year growth in 2H

ADJUSTED EBITDA	**Expect ~40-45% of Adjusted EBITDA in 1H; ~55-60% in 2H** • Synergy realization heavily weighted to 2H • Global Knowledge 2H revenue ramp drives higher 2H Adjusted EBITDA • Some offset from higher Skillsoft commissions in 4Q skillsoft

Note:
1 Subscriptions represent ~64% of combined Skillsoft + Global Knowledge CY2020A Adjusted Revenue.

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FINANCIAL OVERVIEW ($M)

	CY2019A[1]	CY2020A[2]	CY2021E[3]	CY2022E[3]	
	2019A	2020A	2021E	2022E	
Skillsoft Order Intake (Bookings):					
Content	$347	$334[4]			
SumTotal	138	124			
Total Skillsoft Order Intake (Bookings)	**$485**	**$458**	**$435 - $450**	**$465 - $495**	
Global Knowledge Order Intake (Bookings):					
Classroom and All Other	$175	$62[5]			
Virtual and On-Demand	116	148			
Total Global Knowledge Order Intake (Bookings)	**$291**	**$211**	**$225 - $240**	**$245 - $265**	
Combined Order Intake (Bookings)	**$777**	**$669**[3]	**$660 - $690**	**$710 - $760**	**Estimate at Announcement: $625 - $650**
Skillsoft Adj. Revenue:					
Content	$363	$344			
SumTotal	152	$130			
Total Skillsoft Adj. Revenue	**$514**	**$474**	**$430 - $445**	**$440 - $470**	
Global Knowledge Adj. Revenue:					
Classroom and All Other	$182	$69			
Virtual and On-Demand	112	147			
Total Global Knowledge Adj. Gross Revenue	**$294**	**$216**	**$215 - $230**	**$235 - $255**	
Reseller Fees	(34)	(27)	(25) - (30)	(25) - (30)	
Total Global Knowledge Adj. Net Revenue	**$260**	**$190**	**$190 - $200**	**$210 - $225**	
Combined Adj. Gross Revenue	**$808**	**$691**	**$645 - $675**	**$675 - $725**	**Estimate at Announcement: $650 - $680**
Combined Adj. Net Revenue	**$774**	**$664**	**$620 - $645**	**$650 - $695**	
Skillsoft Adj. EBITDA	$185	$145			
Global Knowledge Adj. EBITDA	35	18			
Combined Adj. EBITDA[3]	**$219**	**$163**	**$155 - $175**	**$180 - $220**	**Estimate at Announcement: $145 - $165**
Combined Adj. Net Income[6]			**$90 - $105**	**$110 - $145**	

Note: CY2020A decline primarily due to decline in classroom revenue at Global Knowledge as a result of COVID-19, customer churn from Skillsoft legacy platform, and other impacts mainly attributable to COVID-19. Product level view of Order Intake / Revenue for Skillsoft Content and SumTotal. Reconciliation of non-GAAP financial measures provided in appendix.

1 CY2019A reflects 1/31/20A financials for Skillsoft and 9/27/19A for Global Knowledge.

2 CY2020A reflects FYE 1/31/21 financials for Skillsoft and 12 months ended 1/1/21 for Global Knowledge.

3 Reflects FYE January 31st Financials (e.g., FYE 1/31/22E shown for CY2021E). $15M of cost synergies expected in the first twelve months after closing. $25M run rate synergies expected by the end of the second twelve months post-close.

4 Skillsoft Content includes ~$16M of order intake / revenue from services in CY2020A.

5 Other order intake (bookings) / revenue within the Global Knowledge Classroom Training and Other line item is ~$20M in CY2020A.

6 Combined adjusted net income calculated as adjusted EBITDA minus estimated depreciation expense minus estimated interest expense minus estimated adjusted taxes at cash tax rate; combined adjusted net income excludes purchase price amortization and all other items excluded from adjusted EBITDA.

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KEY PERFORMANCE METRICS ($M)

	CY2019A[1]	Calendar Year 2020A[2] Q1A	Q2A	Q3A	Q4A	CY2020A[2]	CY2021A[3] Q1A
Skillsoft Content Order Intake (Bookings):							
Percipio	$32	$10	$10	$11	$32	$64	$17
Dual Deployment	116	13	27	36	98	174	10
Skillport	185	14	18	22	27	81	9
Total Skillsoft Content Subscription Order Intake (Bookings)	**$333**	**$37**	**$55**	**$69**	**$157**	**$318**	**$36**
Services & One-Time Order Intake (Bookings)	14	2	3	4	7	16	3
Total Skillsoft Content Order Intake (Bookings)	**$347**	**$39**	**$59**	**$74**	**$164**	**$334**	**$39**
Skillsoft SumTotal Order Intake (Bookings):							
Skillsoft SumTotal Subscription Order Intake (Bookings)	**$111**	$27	$20	$22	$33	$101	$21
Services & One-Time Order Intake (Bookings)	27	5	4	6	7	23	5
Total Skillsoft SumTotal Order Intake (Bookings)	**$138**	**$32**	**$24**	**$28**	**$40**	**$124**	**$25**
Skillsoft Annualized Recurring Revenue (ARR):							
Percipio	$42	$47	$51	$57	$76	$76	$81
Dual Deployment	103	118	154	168	161	161	166
Skillport	181	161	126	105	80	80	72
Total Skillsoft Content ARR	**$327**	**$327**	**$331**	**$329**	**$317**	**$317**	**$319**
Skillsoft SumTotal ARR	**$111**	**$107**	**$101**	**$101**	**$99**	**$99**	**$97**
Skillsoft Dollar Retention Rate (DRR):							
Percipio	94%	100%	102%	100%	102%	100%	94%
Dual Deployment	111%	97%	102%	105%	101%	101%	104%
Skillport	84%	77%	68%	83%	74%	75%	76%
Total Skillsoft Content DRR	**92%**	**88%**	**88%**	**96%**	**94%**	**93%**	**91%**
Skillsoft SumTotal DRR	**94%**	**96%**	**79%**	**99%**	**93%**	**92%**	**95%**
Global Knowledge Order Intake (Bookings)	**$291**	**$59**	**$47**	**$50**	**$54**	**$211**	**$65**
Global Knowledge Annualized Recurring Revenue (ARR)	**$9**	**$10**	**$4**	**$13**	**$12**	**$12**	**$14**

Notes:
1 CY2019A reflects year ended 1/31/20A financials for Skillsoft and year ended 9/27/19A for Global Knowledge.
2 CY2020A reflects year ended 1/31/21A financials for Skillsoft and year ended 1/1/21A for Global Knowledge.
3 Q1 CY2021A reflects 3 months ended 4/30/21A financials for Skillsoft and Global Knowledge.

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HISTORICAL QUARTERLY FINANCIAL PERFORMANCE ($M)

	CY2019A	Calendar Year 2020 Q1A	Q2A	Q3A	Q4A	CY2020A	CY2021A Q1A
Skillsoft Order Intake (Bookings):							
Content	$347	$39	$59	$74	$164	$334	$39
SumTotal	138	32	24	28	40	124	25
Total Skillsoft Order Intake (Bookings)	**$485**	**$71**	**$82**	**$102**	**$203**	**$458**	**$64**
Global Knowledge Order Intake (Bookings):							
Classroom and All Other	$175	$33	$6	$12	$12	$62	$13
Virtual and On-Demand	116	26	42	38	43	148	52
Total Global Knowledge Order Intake (Bookings)	**$291**	**$59**	**$47**	**$50**	**$54**	**$211**	**$65**
Combined Order Intake (Bookings)	**$777**	**$129**	**$130**	**$152**	**$258**	**$669**	**$130**
Skillsoft Adj. Revenue:							
Content	$363	$84	$86	$87	$87	$344	$82
SumTotal	152	34	33	32	32	130	30
Total Skillsoft Adj. Revenue	**$514**	**$118**	**$118**	**$119**	**$119**	**$474**	**$112**
Global Knowledge Adj. Revenue:							
Classroom and All Other	$182	$35	$9	$12	$12	$69	$11
Virtual and On-Demand	112	26	43	34	45	147	44
Total Global Knowledge Adj. Gross Revenue	**$294**	**$61**	**$53**	**$46**	**$57**	**$216**	**$55**
Reseller Fees	(34)	(7)	(6)	(6)	(8)	(27)	(8)
Total Global Knowledge Adj. Net Revenue	**$260**	**$54**	**$47**	**$40**	**$49**	**$190**	**$47**
Combined Adj. Gross Revenue	**$808**	**$179**	**$171**	**$165**	**$176**	**$691**	**$166**
Combined Adj. Net Revenue	**$774**	**$172**	**$165**	**$158**	**$168**	**$664**	**$158**
Skillsoft Adj. EBITDA	$185	$37	$37	$45	$25	$145	$32
Global Knowledge Adj. EBITDA	35	4	6	2	6	18	6
Combined Adj. EBITDA	**$219**	**$41**	**$44**	**$47**	**$31**	**$163**	**$38**

Note: Legal entity level view of Revenue for Skillsoft Content and SumTotal (Product level view represents ~2-3mm increase in Content and a proportionate decrease in SumTotal). Reconciliation of non-GAAP financial measures provided in appendix.
1 CY2019A reflects year ended 1/31/20A financials for Skillsoft and year ended 9/27/19A for Global Knowledge.
2 CY2020A reflects year ended 1/31/21E financials for Skillsoft and year ended 1/1/21A for Global Knowledge.
3 Q1 CY2021A reflects 3 months ended 4/30/21A financials for Skillsoft and Global Knowledge.

COMMENTARY

- **Finished at or above upper end of CY20 ranges**
- **Majority of Skillsoft order intake (bookings) generated in second half of each year due to customer renewal timing**
- **Significant shift from legacy Classroom Training to Digital Offerings at Global Knowledge**
- **CY20 adversely impacted by:**
  - COVID dislocation
    - Long-term benefit given acceleration of Global Knowledge's transition from in-classroom training to digital offerings
  - Churn from legacy Skillport Platform
- **Company is tracking to CY21 estimates.**

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SUMMARY OF SHARES OUTSTANDING AT VARIOUS PRICES (SHARES IN M)

Share Price	Public IPO Shares	Total Shares Outstanding[1]	Public Shares as % of Shares Outstanding (Incl / Excl Public Warrants)[2]
$10.00	34.3	133.1	25.8% / 25.8%
$12.00	35.3	135.6	26.0% / 25.3%
$14.00	38.4	144.1	26.7% / 23.8%
$16.00	40.8	150.5	27.1% / 22.8%
$18.00	42.6	155.4	27.4% / 22.1%
$20.00	42.6	156.9	27.2% / 21.9%

COMMENTARY

Shares:

- Includes 34.3M public IPO shares[3]
- Includes 17.25M founder shares
  - 4.3M founder shares (25%) re-vest if the share price exceeds $12.50 per share (these shares included in the 133.1M shares outstanding)
- Includes 28.5M shares issued to Skillsoft shareholders
- Includes 53.0M shares issued to PIPE investors

Warrants:

- Includes 23.0M public warrants issued in connection with the IPO
  - Strike price of $11.50 / share and forced redemption price of $18.00 / share
- Includes 17.3M private placement warrants purchased or acquired by the sponsor[4]
  - $11.50 strike price; no forced redemption
- Includes 16.7M warrants issued to PIPE investors at substantively identical terms as the public warrants
- Includes 5.0M warrants issued as consideration for Global Knowledge transaction
  - $11.50 strike price; no forced redemption

Employee Equity:

- Share count does not include employee equity expected to be issued pursuant to the incentive plan (up to 10% of shares outstanding at closing of the Merger).

Notes: Shares and warrants net for Treasury Stock Method ("TSM"). Excludes equity issued to management and advisors in connection with the consummation of the contemplated transaction, including equity issued under Churchill's management incentive compensation plan.

1. Total Shares Outstanding at all prices includes 4.3M founder shares that are unvested and re-vest if the share price exceeds $12.50 per share.
2. Public shares including public warrants (on a TSM basis) as % of total shares outstanding / public shares excluding public warrants (on a TSM basis) as % of total shares outstanding.
3. 34,309,021 shares.
4. Includes 1.5M warrants payable to Churchill sponsor for loan to Churchill at Churchill sponsor's option.

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SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (S-4) ($M)

	FYE 12/31/20*
Total pro forma combined revenue[1]	**$532**
Reversal of pro forma adjustments:	
Skillsoft fresh-start reporting	33
Global Knowledge purchase accounting	7
Elimination of inter-company revenues	1
Plus impact of Skillsoft reorganization, primarily related to deferred revenue	92
Combined Adjusted revenue[3]	$664
Skillsoft Adjusted Revenue[2]	$474
Global Knowledge historical revenue	190
Combined Adjusted revenue[3]	$664
Total pro forma combined net income[4]	**$2,593**
Reversal of pro forma adjustments:	(104)
Adjustments based on historical financial statements[5]	(2,481)
Pro forma combined EBITDA[6]	$8
Reversal of Churchill purchase accounting, as reflected in pro forma	20
Reversal of Skillsoft fresh-start reporting, as reflected in pro forma	26
Reversal of Skillsoft purchase accounting, as reflected in pro forma	13
Reversal of Global Knowledge purchase accounting, as reflected in pro forma	14
Plus other adjustments[7]	81
Combined Adjusted EBITDA[8]	$163

Source: S-4

* Amounts for the year ended December 31, 2020 combine the historical (1) audited financial statements of Churchill as of and for the year ended December 31, 2020; (2) historical audited consolidated financial statements of Successor Skillsoft as of January 31, 2021 and for the period from August 28, 2020 to January 31, 2021, the historical audited consolidated financial statements of Predecessor Skillsoft for the period from February 1, 2020 to August 27, 2020; (3) unaudited statement of operations of Global Knowledge for the twelve months ended January 1, 2021, which were derived from the audited statement of operations for the year ended October 2, 2020 less the unaudited statement of operations for the three months ended December 27, 2019, plus the unaudited statement of operations for the three months ended January 1, 2021

1 Pro forma Combined EBITDA reflects both historical revenue of Churchill, Skillsoft and Global Knowledge, and related pro forma adjustments as referred to within the section "Unaudited Pro Forma Condensed Combined Financial Information" in the S-4.

2 Skillsoft Adjusted Revenue reflects GAAP revenue excluding (1) impact of fresh-start reporting and purchase accounting and (2) one-time impact of the deconsolidation of Canada.

3 Combined Adjusted Revenue includes the historical revenue of Churchill, Skillsoft and Global Knowledge, and excludes the impact of pro forma adjustments as referred to within the section "Unaudited Pro Forma Condensed Combined Financial Information" in the S-4.

4 Pro forma combined net income includes the historical results of Churchill, Skillsoft and Global Knowledge, and related pro forma adjustments as referred to within the section "Unaudited Pro Forma Condensed Combined Financial Information" in the S-4.

5 The adjustment for the year end December 31, 2020 is primarily related to Skillsoft reorganization gain, offset by Skillsoft goodwill impairment. Refer to pages 152 and 201 in the S-4 for additional detail for Skillsoft and Global Knowledge, respectively.

6 Pro forma combined EBITDA includes the historical results of Churchill, Skillsoft, and Global Knowledge, and related pro forma adjustments as referred to within the section "Unaudited Pro Forma Condensed Combined Financial Information" in the S-4. EBITDA represents net income plus or minus net interest, plus provision for income taxes, depreciation, amortization, and impact of the reorganization gain as a result of fresh-start reporting as they relate to Skillsoft's historical financial statements.

7 Refer to pages 149 and 200 in the S-4 for a description of non-GAAP adjustments.

8 Combined Adjusted EBITDA includes the historical results of Churchill, Skillsoft and Global Knowledge, and excludes the impact of pro forma adjustments as referred to within the section "Unaudited Pro Forma Condensed Combined Financial Information" in the S-4. Savings expected from cost and operating synergies are not reflected in the Combined Adjusted EBITDA. Adjusted EBITDA represents EBITDA plus primarily non-cash items and non-recurring items that we consider useful to exclude in assessing our operating performance (e.g., stock-based compensation expense, restructuring charges, retention costs, recapitalization and transaction-related costs, net foreign currency impact and other net gains and losses, certain impacts of fresh-start and purchase accounting, and one-time impact of the deconsolidation of Canada).

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RECONCILIATION OF NON - GAAP FINANCIAL MEASURES (S - 4) ($M) 43 Source: S - 4 1 Calculation pursuant to credit agreement operative in those periods. CY2020A Skillsoft (1/31/21) Global Knowledge (1/1/21) Combined Net Revenue $383 $190 $572 Impact of fresh-start and purchase accounting 89 -- 89 One-time impact of the deconsolidation of Canada 3 -- 3 Adjusted Net Revenue $474 $190 $664 Reseller Fees -- 27 27 Adjusted Gross Revenue $474 $216 $691 Net income (loss) - GAAP $2,670 ($110) $2,561 Interest expense, net 188 32 220 Provision for income taxes 47 1 48 Depreciation and amortization 84 14 97 Impairment of goodwill and intangible assets 332 67 400 Impact of fresh-start and purchase accounting (3,243) -- (3,243) EBITDA $78 $4 $82 Non-recurring retention and consulting costs 13 2 15 Recapitalization and transaction-related costs 48 4 52 Restructuring and contract terminations 6 5 10 Integration and migration related 2 0 3 Foreign currency and other non-cash expense (4) 1 (4) Other add backs 2 2 4 Adjusted EBITDA $145 $18 $163 (1) Fresh - start accounting reduced deferred revenue amount on balance sheet

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES: THREE MONTHS ENDED APRIL 30, 2021 ($M)

($ M)	For the Three Months ended April 30, 2021 Global Knowledge	For the Three Months ended April 30, 2021 Skillsoft	Non-GAAP Revenue Adjustments	Non-GAAP for the Three Months ended April 30, 2021 Combined
Revenues:				
Total revenues	$47	$92	$20	$158
Operating expenses				
Cost of revenues	23	25	-	47
Content and software development	0	17	-	17
Selling and marketing	11	29	-	40
General and administrative	9	12	-	21
Amortization of intangible assets	1	35	-	36
Recapitalization and transaction-related costs	-	2	-	2
Restructuring	3	1	-	3
Total operating expenses	47	119	-	166
Operating income (loss):	($0)	($28)	$20	($8)
Other income (expense), net	1	(0)	-	1
Interest income	-	0	-	0
Interest expense	(10)	(11)	-	(22)
Income (loss) before provision (benefit) for income ta	(9)	(39)	20	(28)
Provision (benefit) for income taxes	1	(2)	-	(1)
Net income (loss)	($10)	($37)	$20	($27)
EBITDA Computation				
Interest expense, net	$10	$11	$0	$22
Provision for income taxes	1	(2)	-	(1)
Depreciation and amortization	3	37	-	40
Impairment of goodwill and intangible assets	-	-	-	-
EBITDA	4	9	20	33
Adjusted EBITDA Computation				
Plus: Non-recurring retention and consulting costs	-	1	-	1
Plus: Recapitalization and transaction-related costs	1	2	-	3
Plus: Restructuring and contract terminations	3	1	-	3
Plus: Integration and migration related	-	1	-	1
Plus: Foreign currency and other non-cash expense	(0)	0	-	(0)
Plus: Impact of fresh-start and purchase accounting	-	18	(20)	(2)
Plus: Stock-based compensation expense	-	-	-	-
Plus: Other add backs	(2)	0	-	(1)
Adjusted EBITDA	$6	$32	$0	$38

skillsoft

Note: Global Knowledge revenue above does not include $8M in reseller fees, which are presented on a net basis.

44

45 ROBUST HEADROOM AVAILABLE ACROSS CUSTOMER SEGMENTS WITHIN THE U.S. Total Addressable Market represents value of the market in which new Skillsoft participates, including unpenetrated portion that can adopt online learning. U.S. PROFESSIONAL ELEARNING TOTAL ADDRESSABLE MARKET 3 , 2021F $ in B 80% 40% 20% 0% 60% 100% IT Skills Business Skills Compliance¹ Leadership Addressable Whitespace Other Content² Average penetration is ~30%, yielding market spend 4 of ~$3B  Total = $10B  ($28B Global) Served Market Current outsourced OTS content spend Market Spend MAJOR CUSTOMER SEGMENTS REMAIN HIGHLY UNDERPENETRATED Notes: 1 Includes generalized Legal Compliance and Employee Health and Safety. 2 Other content contains Sales & Customer Service, Product, and Profession & Industry specific content. 3 TAM: Total Addressable Market, including company spend and incremental whitespace from adoption of eLearning, new use cases , a nd shift from in person to online. 4 Market Spend: Estimated spend on outsourced professional eLearning by organizations. Source: Company market sizing model based on U.S. census, market and internal revenue analysis, and primary research and inte rvi ews.

THE NEW SKILLSOFT 46 Prosus Public Skillsoft Churchill Other PIPE ENTERPRISE VALUE CURRENT TRADING MULTIPLE (3) PARTNERS TOTAL DEBT (1) $ 584M CASH (1) $ 260M NET DEBT $ 324M EQUITY MARKET CAP (2) $ 1.4B ENTERPRISE VALUE $ 1.7B ADJ. REVENUE 2.4 x ADJ. EBITDA 8.5 x CHURCHI L L C API T AL OWNERSHIP (4) 38% 26% 21% 13% Notes: 1 Based on pro forma balance sheets as of March 31, 2021 and cash immediately after the consummation of the combination of Sk ill soft and Churchill Capital Corp II and the acquisition of Global Knowledge. 2 Based on 133M shares outstanding and $10.32 share price (volume weighted average share price from transaction close through 6/ 18/21). 3 Based on midpoints of outlook for FYE 1/31/23E Adjusted Gross Revenue and Adjusted EBITDA. 4 Excludes impact of warrants, management equity and portion of founder shares unvested and revested at $12.50 share price. 2%

KEY CUSTOMER WINS IN 1Q CY2021

Company Description	Competition	Period	Skillsoft Value Drivers
$2 billion manufacturer of diversified equipment	Navex	Q1	• Content coverage • Post-sale support • Ease of integration
Large transportation and mobility provider	"Pandemic & Layoffs" ADP	Q1	• Compliance coverage • Required training in a limited resource environment • Platform experience
Global manufacturer, distributor and visual communication solutions company	Udemy, LinkedIn, Coursera	Q1	• Content coverage over Business & Compliance • Global coverage / support • Percipio Integration with SuccessFactors
UK government agency	LinkedIn Learning, Pluralsight	Q1	• Content capabilities • Alignment • Support capabilities
Leading UK financial services company	LinkedIn Learning, Udemy	Q1	• Percipio/platform capabilities • Content capabilities/modalities • Support
US Medical school	Open Sesame	Q1	• Quality, control, and consistency of Skillsoft content • Breadth of content collection and Enterprise content approach • Legal Compliance + Certitude for policy customization
$8 billion transportation and logistics company	LinkedIn Learning	Q3 & Q1	• Skillsoft partnership approach –managed pilot with success measures and alignment to business needs • Languages • Percipio

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SUMTOTAL: A COMPREHENSIVE LEARNING AND TALENT MANAGEMENT SYSTEM

INDUSTRY LEADERS CHOOSE SUMTOTAL

7 Of the world's largest drug and biotech companies	**3** Of the largest U.S. banks	**3** Of the five largest U.S. life insurance companies	**3** Of the world's 10 largest airlines

LEADING PLATFORM

- Supports every stage of the employee development lifecycle
- Robust, highly configurable systems and best positioned to address large, complex, compliance-oriented use cases
- Marketplace integrations and strategic partnerships extend customers' ecosystems
- Chosen platform for industry leaders in Finance, Insurance, Pharmaceuticals, Transportation and other complex, compliance heavy industries

COMPREHENSIVE SOLUTION

- Recruiting
- Onboarding
- Learning management
- Performance, succession & compensation
- Career pathing & development
- Workforce management

TOP PRIORITIES

ATTRACT NEW LOGOS

- Leverage credibility of existing customer base of industry leaders
- Recent case studies (customer wins)

WIN-BACK CHURNED CUSTOMERS

- Historical churn from legacy platform provides SumTotal with a customer win back opportunity
- Significant improvement in SumTotal's NPS score after two critical platform upgrades

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DISCLAIMER

This document includes statements that are, or may be deemed to be, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as "may," "will," "would," "anticipate," "believe," "estimate," "expect," "intend," "plan," "projects," "forecasts," "seeks," "outlook," "target," goals," "probably," or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

- failure to realize the benefits expected from the business combination;
- the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
- the impact of the ongoing COVID-19 pandemic on our business, operating results and financial condition;
- fluctuations in our future operating results;
- our ability to successfully identify and consummate acquisition opportunities;
- the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;
- our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
- our ability to market existing products and develop new products;
- a failure of our information technology infrastructure or any significant breach of security;
- the effects of pending and future legislation;
- future regulatory, judicial and legislative changes in our industry;
- the impact of natural disasters, public health crises, political crises, or other catastrophic events;
- our ability to attract and retain key employees and qualified technical and sales personnel;
- fluctuations in foreign currency exchange rates;
- our ability to protect or obtain intellectual property rights;
- our ability to raise additional capital;
- the impact of our indebtedness on our financial position and operating flexibility; and
- our ability to successfully defend ourselves in legal proceedings.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in Churchill Capital Corp. II's Annual Report on Form 10-K/A for the year ended December 31, 2020 in Part I, Item 1A and in the registration statement on Form S-4 filed by Churchill Capital Corp. II and declared effective by the Securities and Exchange Commission (the "SEC") on May 27, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

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